UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 20, 2014

AMERICAN REALTY CAPITAL PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

_________________________

Maryland	001-35263	45-2482685
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Park Avenue, 15th Floor
New York, New York 10022
(Address of principal executive offices, including zip code)

(212) 415-6500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Press Release Relating to Multi-Tenant Shopping Center Portfolio Disposition

On October 20, 2014, American Realty Capital Properties, Inc. (the “Company”) issued a press release announcing that it had completed the sale of its multi-tenant shopping center portfolio for $1.93 billion to a joint venture (the “Joint Venture”) between affiliates of Blackstone Real Estate Partners VII and DDR Corp. Additionally, the Company entered into a letter of intent with an unrelated third party to sell five multi-tenant properties for $52.8 million bringing total sale proceeds to $1.979 billion. The transaction simplified the Company’s business model, allowing it to focus solely on its single-tenant, net lease investment strategy.

A copy of the press release, dated October 20, 2014, announcing the sale of the Company’s multi-tenant shopping center portfolio to the Joint Venture is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Press Release Relating to November 2014 Dividends

As previously disclosed, the board of directors of the Company authorized, and the Company declared, an annualized common stock dividend of $1.00 per share per annum to be paid monthly to holders of common stock of record at the close of business on the 8th day of each month, payable on the 15th day of such month. Accordingly, on November 14, 2014, the Company will pay a distribution of $0.0833333 per share to holders of common stock of record at the close of business on November 7, 2014.

Additionally, the Company will pay a monthly dividend to holders of its 6.70% Series F Cumulative Redeemable Preferred Stock, par value $0.01 per share (“Series F Preferred Stock”), in respect of the period commencing October 15, 2014 through November 14, 2014, on November 17, 2014. Holders of Series F Preferred Stock on November 1, 2014 will be eligible to receive such dividend. The dividend for the Series F Preferred Stock accrues daily on a 360-day annual basis equal to an annualized dividend rate of $1.675 per share, or $0.1395833 per 30-day month.

A copy of the press release, dated October 20, 2014, announcing the Company’s November 2014 dividends is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release Relating to Multi-Tenant Shopping Center Portfolio Disposition, Dated October 20, 2014
99.2	Press Release Relating to November 2014 Dividends, Dated October 20, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

Date: October 20, 2014	By:	/s/ David S. Kay
	Name:	David S. Kay
	Title:	Chief Executive Officer and Director